                                                                    EXHIBIT 99.1

                                  NEWS RELEASE

                                                               (FIRST CITY LOGO)


Contact: Suzy W. Taylor
         (866) 652-1810


            FIRSTCITY FINANCIAL ANNOUNCES FIRST QUARTER 2004 RESULTS
                             AND 2004 ANNUAL MEETING

                  WACO, TEXAS MAY 6, 2004... FirstCity Financial Corporation (NASDAQ FCFC) today announced net earnings to common stockholders for the quarter ended March 31, 2004 of $4,849,000 or $.41 per share on a diluted basis.

Components of the results for the three months ended March 31, 2004 and 2003, respectively, are detailed below (dollars in thousands):


                                                       THREE MONTHS ENDED
                                                            MARCH 31,
                                                           (UNAUDITED)
                                                    2004                 2003
                                               ---------------      ---------------
Portfolio Asset Acquisition and Resolution     $         4,043      $         1,777
Consumer                                                 3,118                  576
Corporate interest                                      (1,000)              (1,172)
Corporate overhead                                      (1,312)              (1,200)
                                               ---------------      ---------------
Earnings from continuing operations                      4,849                  (19)
Accrued preferred dividends                                 --                  (66)
                                               ---------------      ---------------
Net earnings (loss) to common stockholders     $         4,849      $           (85)
                                               ===============      ===============
Diluted earnings (loss) per common share       $          0.41      $         (0.01)
                                               ===============      ===============

PORTFOLIO ASSET ACQUISITION AND RESOLUTION

Operating contribution for the quarter was $4.0 million, comprised of $8.9 million in revenues, net of $4.9 million of expenses. The business generated 46% of the revenues from domestic investments, 29% from investments in Mexico and 25% from investments in Europe. The major components of revenue for the quarter include equity earnings in Acquisition Partnerships and servicing entities of $4.2 million, servicing fees of $3.0 million, and interest income of $.5 million.

Operating contribution from the Portfolio Asset Acquisition business for the quarter includes foreign currency gains of $.8 million, comprised of $.5 million in Mexican peso gains, and foreign currency gains related to cash collections of certain Euro investments of $.3 million. Quarterly results have been, and continue to be impacted by fluctuations in foreign currencies.

The following table details these impacts on corporate earnings (dollars in thousands):

                                                              FIRST            FIRST
                                                             QUARTER          QUARTER
ILLUSTRATION OF THE EFFECTS OF  CURRENCY FLUCTUATIONS          2004             2003
                                                           ------------     ------------
Net earnings (loss) to Common Stockholders as reported     $      4,849     $        (85)
Mexican Peso gains (losses)                                         463           (1,623)
Euro gains                                                          309              247
                                                           ------------     ------------

Peso exchange rate at valuation date                              11.09            11.03
Euro exchange rate at valuation date                               0.82             0.93


                                     (MORE)

                                       (2)


The Company and its Acquisition Partnerships purchased three portfolios in the 1st Quarter - two domestic portfolios totaling $6.5 million and one $.2 million portfolio in Chile. The Company invested equity of $3.1 million in these portfolios. A summary of acquisitions for the recent quarters follows (dollars in millions):

                                                  MEXICO/
                                                   SOUTH                                   INVESTED
                     DOMESTIC       FRANCE        AMERICA       ITALY          TOTAL        EQUITY
                     ---------     ---------     ---------     ---------     ---------     ---------
1st Quarter 2004     $     6.5     $      --     $     0.2     $      --     $     6.7     $     3.1
      2003
4th Quarter          $    46.7     $    11.1     $      --     $      --     $    57.7     $     7.6
3rd Quarter               39.3            --            --            --          39.3           3.9
2nd Quarter                6.7          20.1           5.4            --          32.2          11.4
1st Quarter                 --            --            --            --            --            --
                     ---------     ---------     ---------     ---------     ---------     ---------
Total Year 2003      $    92.6     $    31.2     $     5.4     $      --     $   129.2     $    22.9 *
                     ---------     ---------     ---------     ---------     ---------     ---------
Total Year 2002      $    61.4     $    81.8     $    11.7     $    16.9     $   171.8     $    16.7
                     ---------     ---------     ---------     ---------     ---------     ---------

      * The Company invested $3.4 million in partnerships during 2003 in addition to the acquisitions above.

CONSUMER

Operating contribution for the quarter was $3.1 million, comprised of $4.0 million from the Company's investment in Drive, net of interest and other expenses of $.9 million. The other expenses of $.9 million include an accrual of additional interest expense of $.8 million relating to the contingent fee arrangement with the Bank of Scotland. See additional discussion related to contingent fee arrangement below.

The Company owns a 31% interest in Drive Financial Services L.P., a sub prime auto lending company. Drive originated $244.1 million of receivables during the quarter, nearly doubling originations of the prior year's quarter. Defaults and losses were 20.77% and 10.98%, respectively, at the end of the quarter compared to 21.03% and 10.83%, respectively, for the same period last year. These statistics reflect the weakness in the economy in prior periods and the resulting impact on used car prices, although recent indicators reflect an upward trend in used car prices. Delinquencies were 11.52% for the quarter, up from 4.66% the same period last year as a result of a change in collection strategies, which in some instances will allow Drive to provide borrowers additional time to cure delinquencies rather than pursue immediate repossession.

Net income from Drive continues to be positive as originations and the volume of portfolio assets grow over time. Based on information provided by Drive, the Company expects that this positive trend will continue.

The following table details this trend (dollars in thousands):

                                                            INCOME (LOSS)     PROVISIONS
                                 LOAN           TOTAL     BEFORE PROVISIONS   ON RESIDUAL     NET INCOME     FIRSTCITY'S
              ORIGINATIONS    INVENTORY        ASSETS     ON RESIDUAL ASSETS     ASSETS          (LOSS)       31% SHARE
              ------------   ------------   ------------  ------------------  ------------    ------------   ------------
      2004
1st Quarter   $    244,121   $    770,042   $    915,128      $     13,001    $         --    $     13,001   $      4,031
      2003
4th Quarter        102,228        623,389        738,829             6,308***       (2,087)          4,221          1,308
3rd Quarter        128,688        577,974        700,760             9,132          (3,904)          5,228          1,621
2nd Quarter        127,706        511,212        619,269             8,251          (1,240)          7,011          2,173
1st Quarter        126,118        443,099        551,412             3,707          (1,217)          2,490            689
              ------------   ------------   ------------      ------------    ------------    ------------   ------------

*** Net of $3.7 million of additional provisions related to loans receivable.

Note: As of March 31, 2004, Drive holds on its balance sheet residual interests with a book value of $30.1 million compared with $56.6 million as of March 31, 2003.


                                     (MORE)

                                       (3)

CONTINGENT FEE ARRANGEMENT WITH BANK OF SCOTLAND

As a part of the recapitalization in December 2002, BoS (USA) Inc. provided a non-recourse loan of $16 million to the Company secured by a 20% interest in Drive. In connection with the $16 million loan, the Company agreed to pay a contingent fee to BoS (USA) Inc. equal to 20% of all amounts received by the Company upon any sale of the Company's 20% interest in Drive or any receipt of distributions from Drive related to the 20% ownership interest, once such payments exceed $16 million in the aggregate. During the first quarter, the Company recorded $.8 million of additional interest expense related to the contingent fee. The Company currently estimates that additional interest expense will be recognized in the amount of $160,000 per quarter through December 2007. This additional interest expense currently has no impact on the Company's cash flow. The payment of the interest and any gain or income resulting from any sale or distribution will not be recognized until a sale occurs or distribution is received. The Company has no present plans to sell any interest in Drive and does not anticipate that any distributions will be made from Drive in the near future that would result in an obligation to pay a contingent fee.

DISCONTINUED OPERATIONS

The anticipated realizable value of the Company's investment in discontinued mortgage operations decreased to $5.9 million, net of reserves of $268,000 million, at March 31, 2004. No additional provisions were required during the first quarter of 2004.

ANNUAL MEETING/STOCKHOLDER PROPOSALS

The Company will hold its annual meeting of stockholders on August 5, 2004 at the Company headquarters located at 6400 Imperial Drive, Waco, Texas 76712. The record date for the meeting is June 8, 2004.

Pursuant to Rule 14a-8 of the Securities and Exchange Act of 1934, stockholder proposals intended to be presented at the annual meeting of stockholders to be held on August 5, 2004 must be received at the Company's principal executive offices no later than May 31, 2004.

CONFERENCE CALL

The Company will host a conference call to discuss the quarterly results today, Thursday, May 6, 2004 at 9:00 a.m., CDT. James T. Sartain, the Company's President and Chief Executive Officer will lead the call. To participate, dial toll free 1-866-206-5917 and specify conference I.D. number 454179. International callers should dial 1-703-639-1106. Please dial in five minutes prior to the call. If you are unable to listen to the live conference call, a replay will be available by dialing 1-888-266-2081. For international callers the replay number is 1-703-925-2533. The pass code for the replay is 454179. The replay will be available through Thursday, May 20, 2004.

FORWARD LOOKING STATEMENTS

Certain statements in this press release, which are not historical in fact, including, but not limited to, statements relating to future performance, may be deemed to be forward-looking statements under the Private Securities Litigation Reform Act of 1995. Forward-looking statements include, without limitation, any statement that may project, indicate or imply future results, performance or achievements, and may contain the words "expect", "intend", "plan", "estimate", "believe", "will be", "will continue", "will likely result", and similar expressions. Such statements inherently are subject to a variety of risks and uncertainties that could cause actual results to differ materially from those projected. There are many important factors that could cause the Company's actual results to differ materially.

These factors include, but are not limited to, the performance of the Company's subsidiaries and affiliates, availability of portfolio assets, assumptions underlying portfolio asset performance, risks associated with foreign operations, currency exchange rate fluctuations, interest rate risk, risks of declining value of loans, collateral or assets; the degree to which the Company is leveraged, the Company's continued need for financing, availability of the Company's credit facilities, the impact of certain covenants in loan agreements of the Company and its subsidiaries, the ability of the Company to utilize net operating loss carry forwards, uncertainties of any litigation arising from discontinued operations, general economic conditions, foreign social and economic conditions, changes (legislative and otherwise) in the asset securitization industry; fluctuation in residential and commercial real estate values, capital markets conditions, including the markets for asset-backed securities; factors more fully discussed and identified under Item 7, "Management's Discussion and Analysis of


                                     (MORE)

                                       (4)


Financial Condition and Results of Operations," risk factors and other risks identified in the Company's Annual Report on Form 10-K, filed with the SEC on March 30, 2004, as well as in the Company's other filings with the SEC.

Many of these factors are beyond the Company's control. In addition, it should be noted that past financial and operational performance of the Company is not necessarily indicative of future financial and operational performance. Given these risks and uncertainties, investors should not place undue reliance on forward-looking statements.

The forward-looking statements in this release speak only as of the date of this release. The Company expressly disclaims any obligation or undertaking to release publicly any updates or revisions to any forward-looking statement to reflect any change in the Company's expectations with regard thereto or any change in events, conditions or circumstances on which any forward-looking statement is based.

The Company is a diversified financial services company with operations dedicated to portfolio asset acquisition and resolution and consumer lending with offices in the U.S. and with affiliate organizations in France and Mexico. Its common (FCFC) and preferred (FCFCO) stocks are listed on the NASDAQ National Market System.


                                 (TABLES FOLLOW)

                         FIRSTCITY FINANCIAL CORPORATION
                              Summary of Operations
                      (In thousands, except per share data)
                                   (Unaudited)


                                                                       THREE MONTHS ENDED
                                                                           MARCH 31,
                                                                 ------------------------------
                                                                     2004              2003
                                                                 ------------      ------------
Revenues:
       Servicing fees from affiliates                            $      3,032      $      3,507
       Gain on resolution of Portfolio Assets                              75               695
       Equity in earnings of investments                                9,212             2,091
       Interest income from affiliates                                    444               915
       Interest income - other                                             85               188
       Other income                                                     1,338               362
                                                                 ------------      ------------
             Total revenues                                            14,186             7,758
Expenses:
       Interest and fees on notes payable to affiliates                 2,529             1,891
       Interest and fees on notes payable - other                          69                62
       Interest on shares subject to mandatory redemption                  66                --
       Salaries and benefits                                            4,077             3,496
       Provision for loan and impairment losses                            --                34
       Occupancy, data processing, communication and other              1,452             1,994
                                                                 ------------      ------------
             Total expenses                                             8,193             7,477
Earnings from continuing operations before income
       taxes and minority interest                                      5,993               281
Provision for income taxes                                               (112)             (121)
                                                                 ------------      ------------
Earnings from continuing operations before minority interest            5,881               160
Minority interest                                                      (1,032)             (179)
                                                                 ------------      ------------
Earnings (loss) from continuing operations                              4,849               (19)
Earnings (loss) from discontinued operations                               --                --
                                                                 ------------      ------------
Net earnings (loss)                                                     4,849               (19)
Accumulated preferred dividends in arrears                                 --               (66)
                                                                 ------------      ------------
Net earnings (loss) to common stockholders                       $      4,849      $        (85)
                                                                 ============      ============

Basic earnings (loss) per common share are as follows:

          Earnings (loss) from continuing operations             $       0.43      $      (0.01)
          Discontinued operations                                          --                --
          Net earnings (loss) per common share                   $       0.43      $      (0.01)
          Wtd. avg. common shares outstanding                          11,198            11,202

Diluted earnings (loss) per common share are as follows:

          Earnings (loss) from continuing operations             $       0.41      $      (0.01)
          Discontinued operations                                          --                --
          Net earnings (loss) per common share                   $       0.41      $      (0.01)
          Wtd. avg. common shares outstanding                          11,792            11,202


                      SELECTED UNAUDITED BALANCE SHEET DATA


                                                                  MARCH 31,         DECEMBER 31,
                                                                    2004                2003
                                                               ---------------     ---------------
Cash                                                           $         2,753     $         2,745
Portfolio acquisition and resolution assets                             78,122              80,428
Consumer assets                                                         20,732              15,685
Deferred tax asset                                                      20,101              20,101
Net assets of discontinued operations                                    5,882               6,150
Total assets                                                           137,065             132,139
Notes payable to affiliates                                             82,994              88,628
Notes payable other                                                      4,912               2,432
Preferred stock subject to mandatory redemption (including
   accrued and unpaid dividends)                                         3,912               3,846
Total common stockholders' equity                                       32,898              28,969

                         FIRSTCITY FINANCIAL CORPORATION
                            SUPPLEMENTAL INFORMATION
                             (DOLLARS IN THOUSANDS)
                                   (UNAUDITED)


                                                                  THREE MONTHS ENDED
                                                                       MARCH 31,
                                                             -----------------------------
                                                                2004              2003
                                                             ------------     ------------
SUMMARY OPERATING STATEMENT DATA FOR EACH BUSINESS
         Portfolio Asset Acquisition and Resolution:
             Revenues                                        $      8,942     $      6,836
             Expenses                                               4,899            5,025
                                                             ------------     ------------
             Operating contribution before provision for
                 loan and impairment losses                         4,043            1,811
             Provision for loan and impairment losses                  --               34
                                                             ------------     ------------
             Operating contribution, net of direct taxes     $      4,043     $      1,777
                                                             ============     ============
         Consumer Lending:
             Revenues                                        $      5,040     $        861
             Expenses                                               1,922              285
                                                             ------------     ------------
             Operating contribution, net of direct taxes     $      3,118     $        576
                                                             ============     ============

PORTFOLIO ASSET ACQUISITION AND RESOLUTION:
     OVERVIEW
     AGGREGATE PURCHASE PRICE OF PORTFOLIOS ACQUIRED:

         Acquisition partnerships

             Domestic                                        $      6,549     $         --
             South America                                            150               --
                                                             ------------     ------------
                 Total                                       $      6,699     $         --
                                                             ============     ============


                                       PURCHASE           FIRSTCITY'S
HISTORICAL ACQUISITIONS - ANNUAL:       PRICE             INVESTMENT
                                   ---------------     ---------------
2004 year to date                  $         6,699     $         3,097
2003                                       129,192              22,944
2002                                       171,769              16,717
2001                                       224,927              24,319
2000                                       394,927              22,140
1999                                       210,799              11,203


                                                             MARCH 31,        MARCH 31,
                                                              2004              2003
                                                           ------------     ------------
PORTFOLIO ACQUISITION AND RESOLUTION ASSETS BY REGION:
        Domestic                                           $     44,776     $     41,339
        Mexico                                                   13,699           15,407
        France and Italy                                         19,598           15,261
        Other foreign                                                49               --
                                                           ------------     ------------
            Total                                          $     78,122     $     72,007
                                                           ============     ============

REVENUES BY REGION:

        Domestic                                           $      4,143     $      4,407
        Mexico                                                    2,588            1,425
        France and Italy                                          2,202            1,004
        Other foreign                                                 9               --
                                                           ------------     ------------
            Total                                          $      8,942     $      6,836
                                                           ============     ============

REVENUES BY SOURCE:

        Equity earnings                                    $      4,175     $      1,230
        Servicing fees                                            3,032            3,507
        Interest income - loans                                     523            1,096
        Gain on resolution of Portfolio Assets                       75              695
        Other                                                     1,137              308
                                                           ------------     ------------
            Total                                          $      8,942     $      6,836
                                                           ============     ============

                         FIRSTCITY FINANCIAL CORPORATION
                            SUPPLEMENTAL INFORMATION
                             (DOLLARS IN THOUSANDS)
                                   (UNAUDITED)


                                                                            THREE MONTHS ENDED
                                                                                 MARCH 31,
                                                                    ------------------------------------
                                                                         2004                 2003
                                                                    ---------------      ---------------
ANALYSIS OF EQUITY INVESTMENTS IN ACQUISITION PARTNERSHIPS:
FIRSTCITY'S AVERAGE INVESTMENT IN ACQUISITION PARTNERSHIPS

       Domestic                                                     $        36,595      $        32,977
       Mexico                                                                 1,015                1,042
       France                                                                13,946               11,264
       France-Servicing subsidiaries                                          4,513                3,414
                                                                    ---------------      ---------------
          Total                                                     $        56,069      $        48,697
                                                                    ===============      ===============

FIRSTCITY SHARE OF EQUITY EARNINGS (LOSS):

       Domestic                                                     $         1,949      $         2,347
       Mexico                                                                   112               (2,060)
       France                                                                 1,784                  727
       France-Servicing subsidiaries                                            330                  216
                                                                    ---------------      ---------------
          Total                                                     $         4,175      $         1,230
                                                                    ===============      ===============

SELECTED OTHER DATA:

AVERAGE INVESTMENT IN WHOLLY OWNED PORTFOLIO ASSETS
    AND LOANS RECEIVABLE:
       Domestic                                                     $         6,490      $         9,558
       Mexico                                                                13,133               15,354
       France                                                                 2,155                   --
       Other foreign                                                             34                   --
                                                                    ---------------      ---------------
          Total                                                     $        21,812      $        24,912
                                                                    ===============      ===============

INCOME FROM WHOLLY OWNED PORTFOLIO ASSETS AND LOANS RECEIVABLE:
       Domestic                                                     $           196      $           913
       Mexico                                                                   376                  878
       France                                                                    26                   --
       Other foreign                                                             --                   --
                                                                    ---------------      ---------------
          Total                                                     $           598      $         1,791
                                                                    ===============      ===============

SERVICING FEE REVENUES:
       Domestic partnerships:
          $ Collected                                               $        26,353      $        24,051
          Servicing fee revenue                                               1,038                1,041
          Average servicing fee %                                               3.9%                 4.3%
       Mexico partnerships:
          $ Collected                                               $        14,846      $        16,512
          Servicing fee revenue                                               1,956                2,395
          Average servicing fee %                                              13.2%                14.5%
       Incentive service fees                                       $            38      $            71
       Total Service Fees:
          $ Collected                                               $        41,199      $        40,563
          Servicing fee revenue                                               3,032                3,507
          Average servicing fee %                                               7.4%                 8.6%

SERVICING PORTFOLIO (FACE VALUE)
       Domestic                                                     $       415,835      $       399,403
       Mexico                                                             1,007,366            1,141,495
       France and Italy                                                     811,951              730,710
                                                                    ---------------      ---------------
          Total                                                     $     2,235,152      $     2,271,608
                                                                    ===============      ===============

NUMBER OF PERSONNEL AT PERIOD END:
          Domestic                                                               91                   76
          Mexico                                                                162                  143
                                                                    ---------------      ---------------
       Total personnel                                                          253                  219
                                                                    ===============      ===============

                         FIRSTCITY FINANCIAL CORPORATION
                            SUPPLEMENTAL INFORMATION
                             (DOLLARS IN THOUSANDS)
                                   (UNAUDITED)


                                                                     THREE MONTHS ENDED
                                                                          MARCH 31,
                                                            -------------------------------------
                                                                 2004                  2003
                                                            ---------------       ---------------
CONSUMER LENDING: (1)
    Retail installment contracts acquired                   $       244,121       $       126,118
    Origination characteristics:
          Face value to wholesale value                              102.40%                98.86%
          Weighted average coupon                                     21.10%                20.91%
          Purchase discount (% of face value)                         17.34%                17.08%

    Servicing portfolio (face value in $)                           998,491               723,456
    Defaults (% of original balance at time of default)               20.77%                21.03%
    Net loss on defaults after recovery                               10.98%                10.83%
    Delinquencies (% of total serviced portfolio)                     11.52%                 4.66%
    Equity in earnings (loss) of Drive                      $         5,037       $           861
    Minority interest                                                (1,006)                 (172)
                                                            ---------------       ---------------
       Net equity in earnings (loss) of Drive               $         4,031       $           689
                                                            ===============       ===============


(1) Auto lending business conducted by Drive Financial Services LP, of which FirstCity owns 31% and accounts for its investment using the equity method of accounting.